UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2008

Invitrogen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. – Entry into a Material Definitive Agreement

On October 15, 2008, Invitrogen Corporation, a Delaware corporation, or the Company, Atom Acquisition, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, or Atom LLC, Atom Acquisition Corporation, a Delaware corporation and a direct wholly owned subsidiary of Atom Acquisition, or Atom Corporation, and Applied Biosystems Inc. (formerly known as Applera Corporation), a Delaware corporation, or ABI, entered into Amendment No. 2 to Agreement and Plan of Merger, or the Amendment, to the previously announced Agreement and Plan of Merger, or the Merger Agreement, dated June 11, 2008, and amended as of September 9, 2008. Defined terms, unless defined herein, will have the meaning ascribed thereto in the Amendment.

Among other things, the Amendment eliminates a condition to closing requiring that the parties receive certain opinions of their respective counsel as to the tax treatment of the transaction. Under the prior terms of the Merger Agreement, completion of the merger, or the Merger, was conditioned on the receipt of an opinion from counsel to each of the Company and ABI to the effect that the Merger will be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and that each of the Company and ABI will be treated as a party to that reorganization within the meaning of Section 368(b) of the Internal Revenue Code.

The Amendment also modified the structure of the Merger so that (1) Atom Acquisition Corporation will merge into ABI, with ABI continuing as the surviving corporation and a direct wholly-owned subsidiary of Atom Acquisition, LLC and an indirect wholly-owned subsidiary of Invitrogen, and (2) immediately thereafter, ABI will merge into Atom Acquisition, LLC, with Atom Acquisition, LLC continuing as the surviving company and a direct wholly-owned subsidiary of Invitrogen. This structure will ensure that, if the Merger does not qualify as a tax-free reorganization, the Merger will not be taxable to ABI or the Company, except with respect to the effect, if any, of the Merger on the previously completed separation of ABI’s Celera business group. The Amendment is necessary so that the committed financing for the Merger, together with cash on hand, will be sufficient to pay the cash portion of the merger consideration and all related costs and expenses since the transaction was not expected to be taxable to ABI or the Company.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein and the full text of the Merger Agreement, which was filed as Exhibit 2.1 to our Current Report on Form 8-K/A on June 23, 2008 and Amendment No. 1 to the Merger Agreement, which was filed as Exhibit 2.1 to our Current Report on Form 8-K/A on September 10, 2008.

Section 8 – Other Events

Item 8.01 - Other Events

On October 15, 2008, the Company and ABI issued a press release announcing, among other things, the signing of the Amendment, that the Company has postponed its special meeting of stockholders until October 28, 2008 and that ABI will convene its October 16, 2008 special meeting for the sole purpose of adjourning the meeting until October 28, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

On or about October 16, 2008, the Company and ABI will mail to their respective stockholders Supplement No. 1, dated October 15, 2008, to the Joint Proxy Statement/Prospectus, dated September 10, 2008, or the supplement, which describes the Amendment and provides updated information regarding the potential tax consequences of the Merger. The foregoing description of the supplement does not purport to be complete and is qualified in its entirety by reference to the supplement, which is attached hereto as Exhibit 99.2.

Caution Concerning Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements about the ability of the Company and ABI to complete the transactions contemplated by the Merger Agreement and the amendments thereto. A number of the matters discussed in this Current Report on Form 8-K that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to the risks that are described from time to time in the Company’s reports filed with the Securities and Exchange Commission, or SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2007 and quarterly reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008 and ABI’s reports filed with the SEC, including ABI’s annual report on Form 10-K for the year ended June 30, 2008, as such reports may have been amended. This Current Report on Form 8-K speaks only as of its date, and the Company disclaims any duty to update the information herein.

Additional Information and Where to Find It

In connection with the proposed transaction, Invitrogen and Applied Biosystems have filed a definitive joint proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC. The definitive joint proxy statement/prospectus has been mailed to shareholders of both companies. A supplement to the definitive joint proxy statement/prospectus has also been filed with the SEC and mailed to stockholders of both companies. Investors and security holders are urged to read the definitive joint proxy statement/prospectus in its entirety, including the supplement thereto, because it contains important information about Invitrogen and Applied Biosystems and the proposed transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus, including the supplement thereto, and other documents at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus, including the supplement thereto, and other relevant documents may also be obtained free of charge from Invitrogen by directing such requests to: Invitrogen Corporation, Attention: Investor Relations, 5791 Van Allen Way, Carlsbad, CA 92008, and from Applied Biosystems Inc. at: Applied Biosystems Inc., Attention: Investor Relations 850 Lincoln Center Drive, Foster City, CA 94404.

Participants in the Solicitation

The Company and ABI and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s Web site at http://www.sec.gov and from Company Investor Relations, telephone: 760-268-7482 or on the Company’s website at http://www.invitrogen.com or ABI’s website: at http://www.appliedbiosystems.com

Section 9 – Financial Statements and Exhibits

Item 9.01 - Exhibits.

(d) Exhibits

Exhibit 2.1 –	Amendment No. 2 to Agreement and Plan of Merger by and among Invitrogen Corporation, Atom Acquisition, LLC, Atom Acquisition Corporation and Applied Biosystems Inc., dated as of October 15, 2008.

Exhibit 99.1 –	Press Release, dated October 15, 2008.

Exhibit 99.2 –	Supplement No. 1, dated October 15, 2008, to Joint Proxy Statement/Prospectus, dated September 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITROGEN CORPORATION (Registrant)

By:	/s/ John A. Cottingham
John A. Cottingham General Counsel

Date: October 15, 2008